SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

        Date of Report (Date of earliest event reported): October 7, 2003

                               JETFLEET III
             (Exact name of Registrant as specified in its charter)

     CALIFORNIA                                          94-3208983
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)


                          1440 Chapin Avenue, Suite 310
                              Burlingame, CA 94010
               (Address of principal executive offices) (Zip Code)

                                  650-340-1880
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address. if changed since last report)


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 Item 4. Changes in Registrant's Certified Accountant

     Effective September 30, 2003, Vocker Kristofferson & Co. ("VK") resigned as auditors for the Company. VK's reports on financial statements for the Company for the last two years did not contain an adverse opinion or disclaimer of opinion nor were they modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with VK or reportable events, as defined und Item 304(a)(3)(b) under Regulation S-B, during the last two fiscal years and through the date of this Form 8-K.

     On October 6, 2002, the Company engaged Vavrinek, Trine, Day & Co. LLP as its auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

 Date: October 7, 2003

 JETFLEET III

 By: /s/ Neal D. Crispin

 Neal D. Crispin,
 Chairman of the Board and President